Securities Exchange Act of 1934 -- Form 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                  July 29, 2004



                        CBL & ASSOCIATES PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                      1-12494                        62-1545718

(State or other             (Commission                      (IRS Employer
jurisdiction of             File Number)                 Identification Number)
incorporation)


              2030 Hamilton Place Boulevard, Chattanooga, TN 37421
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (423) 855-0001


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ITEM 7. Exhibits

Exhibit
Number                          Description

99.1    Earnings Release - Second Quarter Ended June 30, 2004
99.2    Analyst Conference Call Script - Second Quarter Ended June 30, 2004
99.3 Supplemental Financial and Operating Information - Second Quarter Ended June 30, 2004


ITEM 12.  Results of Operations and Financial Condition

     On July 29, 2004, CBL & Associates Properties, Inc. (the "Company") reported its results for the second quarter ended June 30, 2004. The Company's earnings release for the second quarter ended June 30, 2004 is attached as
Exhibit 99.1. On July 30, 2004, the Company held a conference call to discuss the second quarter results. The transcript of the conference call is attached as
Exhibit 99.2. The Company has posted to its website certain supplemental financial and operating information related to the second quarter ended June 30, 2004, which is attached as Exhibit 99.3.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                        /s/ John N. Foy
                                ---------------------------------------
                                           John N. Foy
                                          Vice Chairman,
                                Chief Financial Officer and Treasurer
                                (Authorized Officer of the Registrant,
                                   Principal Financial Officer and
                                     Principal Accounting Officer)


Date: July 30, 2004